UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

SAMSON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-186686	45-3991227
(Commission File Number)	(IRS Employer Identification No.)

Samson Plaza

Two West Second Street

Tulsa, OK 74103-3103

(Address and zip code of principal executive offices)

(918) 591-1791

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 14, 2014, Samson Resources Corporation (the “Company”) posted to its website an investor slide presentation in connection with its upcoming conference call to discuss the Company’s financial and operational results for the quarterly period ended June 30, 2014. A copy of the investor slide presentation is furnished and attached as Exhibit 99.1 hereto and is incorporated into this Item 2.02 by reference. The investor slide presentation may also be accessed at the Company’s website at www.samson.com under the “Investors” section.

Item 7.01.	Regulation FD Disclosure.

The Company will host a conference call for investors at 2:00 p.m. CDT on Tuesday, August 19, 2014, to discuss its financial and operational results for the quarterly period ended June 30, 2014. For those unable to join the conference call, a recording will be available for audio playback from August 19, 2014 at 5:00 p.m. through August 25, 2014. The dial-in information for the conference call and audio playback may be accessed through the Company’s website at www.samson.com under the “Investors” section.

The information set forth under Item 2.02 above is incorporated in its entirety by reference herein.

In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the information in this report, including the attached exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including the attached exhibit, be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Second Quarter 2014 Investor Call Slide Presentation.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAMSON RESOURCES CORPORATION

Date: August 14, 2014	By:	/s/ Philip W. Cook
Philip W. Cook
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Second Quarter 2014 Investor Call Slide Presentation.

*	Furnished herewith.